UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): March 18, 2015

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758

 (Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2015, Hanger, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Consistent with the previous disclosure made by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2015, the Company was unable to timely file its Annual Report on Form 10-K because of the additional time required to prepare its financial statements to be filed as part of the Form 10-K as well as to prepare restated financial statements and amended periodic reports for certain other prior periods that were identified by the Company in its Current Report on Form 8-K filed February 17, 2015.  The Company is also still working to complete and file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and to complete the restated financial statements for the prior periods that it identified in its Current Report on Form 8-K filed February 17, 2015.

The NYSE has informed the Company that, under the NYSE’s rules, the Company will have six months, until September 17, 2015, to file its Form 10-K with the SEC.  The Company can regain compliance with the NYSE listing standards at any time prior to such date by filing its Annual Report on Form 10-K with the SEC.  If the Company has failed to make its Form 10-K filing prior to the NYSE’s compliance deadline, then the NYSE may grant, at its discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances.  The letter from the NYSE also notes that the NYSE nevertheless reserves the right to commence delisting proceedings at any time if it deems that the circumstances warrant.

The Company continues to work to file its Annual Report Form 10-K, as well as its other periodic reports, with the SEC as soon as possible.

On March 23, 2015, the Company issued a press release announcing the receipt of the NYSE notice, which press release is filed herewith as Exhibit 99.1.

Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data. These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing.  The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions to its estimates or financial statements or to restate further its financial statements and other financial data for current or historical periods, the time required to complete the financial statements and other financial data and accounting review as well as the time required to prepare its periodic reports for filings with the Securities and Exchange Commission.  For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission as well as the risk factor set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed February 17, 2015. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

99.1                              Press release of Hanger, Inc. issued on March 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated: March 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Hanger, Inc. issued on March 23, 2015.